SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest event reported): September 16, 2003
                                                        ------------------



                              E Com Ventures, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Florida                   0-19714                    65-0977964
         -------                   -------                    ----------
(State of Incorporation)     (Commission File Number)  (IRS Employer
                                                        Identification No.)



                251 International Parkway, Sunrise, Florida 33325
                -------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (954) 335-9100
                                                           --------------

Item 5.   Other Events and Required FD Disclosure.
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On  September  16, 2003,  E Com  Ventures,  Inc.  (the  "Company")  entered into non-binding letters of intent to acquire all of the outstanding capital stock of Scents of Worth, Inc. ("Scents of Worth") and certain of the assets of Quality King Fragrances, Inc. ("QKF"). In addition, the Company announced that in anticipation of its potential acquisitions of QKF and Scents of Worth, the Company and QKF have agreed to use their reasonable efforts to coordinate purchasing activities, with QKF serving as the Company's purchasing agent, upon terms and conditions to be agreed upon by the parties. In connection with the evaluation of the Scents of Worth and QKF acquisitions, the Company and the parties to the letters of intent entered into an agreement not to disclose information exchanged in connection with that evaluation and not to use confidential information except for purposes of that evaluation. Copies of the Company's press releases announcing the signing of the letters of intent and the agreement to coordinate purchasing activities are attached hereto as Exhibits and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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          Exhibit No.      Description
          -----------      -----------


            99.1 Press Release dated September 17, 2003 announcing the signing of a letter of intent with Scents of Worth, Inc.

            99.2 Press Release dated September 17, 2003 announcing the signing of a letter of intent with Quality King Fragrances, Inc.

            99.3 Press Release dated September 17, 2003 announcing the agreement to coordinate purchasing activities with Quality King Fragrances, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of September, 2003.


                                             E COM VENTURES, INC.



                                             By: /s/ A. Mark Young
                                                 -----------------------------
                                                 A. Mark Young
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


          Exhibit No.      Description
          -----------      -----------


            99.1 Press Release dated September 17, 2003 announcing the signing of a letter of intent with Scents of Worth, Inc.

            99.2 Press Release dated September 17, 2003 announcing the signing of a letter of intent with Quality King Fragrances, Inc.

            99.3 Press Release dated September 17, 2003 announcing the agreement to coordinate purchasing activities with Quality King Fragrances, Inc.